UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017 (August 13, 2017)

ANDEAVOR
(Exact name of registrant as specified in its charter)

Delaware	001-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 13, 2017, Andeavor Logistics LP, a Delaware limited partnership (“ALLP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of ALLP (“TLLP GP” and, together with ALLP, the “ALLP Parties”), Western Refining Logistics, LP, a Delaware limited partnership (“WNRL”), Western Refining Logistics GP, LLC, a Delaware limited liability company and the general partner of WNRL (“WNRL GP”, and together with WNRL, the “WNRL Parties”), WNRL Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of ALLP (“LP Merger Sub”), and WNRL GP Merger Sub LLC, a Delaware limited liability company and wholly-owned-subsidiary of ALLP (“GP Merger Sub”). Pursuant to the Merger Agreement, (1) LP Merger Sub will merge with and into WNRL (the “Merger”), with WNRL continuing as the surviving entity and a wholly-owned subsidiary of ALLP, and (2) GP Merger Sub will merge with and into WNRL GP (the “GP Merger”), with WNRL GP continuing as the surviving entity and a wholly-owned subsidiary of ALLP.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger: (i) each common unit representing limited partnership interests in WNRL (each, a “WNRL Common Unit”) issued and outstanding immediately prior to the effective time of the Merger will be converted into, and become exchangeable for 0.5233 of a common unit representing limited partner interests in ALLP (each, an “ALLP Common Unit”), (ii) each TexNew Mex Unit of WNRL representing limited partner interests in WNRL (each, a “WNRL TexNew Mex Unit”) will be converted into a right for Western Refining Southwest, Inc., an Arizona corporation (“Southwest”) to receive a TexNew Mex Unit in ALLP, a new class of limited partner units in ALLP with substantially the same powers, preferences and rights to distributions as the WNRL TexNew Mex Units, and (iii) the WNRL incentive distribution rights outstanding immediately prior to the effective time of the Merger and 3,634,473 WNRL Common Units owned by Southwest will be cancelled in exchange for the right of Southwest to receive a newly created special limited partner interest in ALLP and any capital account in WNRL associated with such WNRL incentive distribution rights or such WNRL Common Units immediately prior to the Merger.

The conflicts committee (the “WNRL Conflicts Committee”) of the board of directors of WNRL GP (the “WNRL Board”) has unanimously (i) determined that the Merger and the Merger Agreement are in, or not opposed to, the best interests of WNRL and the holders of WNRL Common Units (other than the ALLP Parties, WNRL GP and their respective affiliates), (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolved to recommend that holders of WNRL Common Units approve the Merger and adopt the Merger Agreement and (iv) directed that the Merger Agreement be submitted to the holders of WNRL Common Units by written consent for their adoption. The conflicts committee (the “ALLP Conflicts Committee”) of the board of directors of TLLP GP (the “ALLP Board”) has, acting in good faith, unanimously (i) determined that the Merger is in the best interests of ALLP and its subsidiaries treated as a consolidated group and is fair and reasonable to, and in the best interest of, ALLP and the holders (other than Andeavor (as defined below) and its affiliates) of the ALLP Common Units, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger and (iii) recommended that the ALLP Board approve the Merger Agreement, the other transaction documents (including the Support Agreement and Sponsor Equity Restructuring Agreement (both described below)) and the consummation of the transactions contemplated thereby, including the Merger. Based upon such recommendation, the ALLP Board has (i) determined that the Merger Agreement, the Merger and the other transaction documents contemplated by the Merger Agreement are fair to, and in the best interests of, ALLP and its partners, TLLP GP and its members and each of the Merger Subs and (ii) approved and deemed advisable the Merger Agreement, the other transaction documents to which ALLP and TLLP GP are a party (including the Support Agreement and Sponsor Equity Restructuring Agreement) and the transactions contemplated thereby, including the Merger and the GP Merger.

The completion of the Merger is subject to certain customary mutual conditions, including (i) ALLP’s registration statement on Form S-4 (the “Registration Statement”) having become effective under the Securities Act of 1933, as amended (the “Securities Act”), (ii) the receipt of the Written Consent (as defined below), (iii) the ALLP Common Units issuable in connection with the Merger having been approved for listing on the New York Stock Exchange, subject to official notice of issuance, (iv) the absence of any governmental order or law prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement, (v) the receipt by ALLP and WNRL of certain tax opinions from their respective legal counsel and (vi) the execution and delivery of the Second A&R ALLP Partnership Agreement (as defined below) in the manner contemplated by the Merger Agreement. The obligation of each party to consummate the Merger is also conditioned upon (i) compliance by the other party in all material respects with its pre-

closing obligations under the Merger Agreement, (ii) the accuracy of the representations and warranties of the other party as of the date of the Merger Agreement and as of the closing (subject to customary materiality qualifiers), (iii) the absence of a material adverse effect with respect to the other party since the date of the Merger Agreement, and (iv) the receipt by ALLP and WNRL of tax opinions from their respective legal counsel to the effect that no income or gain will be recognized by ALLP or WNRL as a result of the Merger and no gain or loss will be recognized by holders of ALLP Common Units or holders of WNRL Common Units as a result of the Merger (subject to certain exceptions).

The ALLP Parties and the WNRL Parties have made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, the WNRL Parties and the ALLP Parties have each agreed, among other things, to covenants relating to the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger Agreement contains certain termination rights that may be exercised by either ALLP or WNRL, including in the event that (i) both parties agree by mutual written consent to terminate the Merger Agreement, (ii) the Merger is not consummated by February 14, 2018, or (iii) any law or order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger having become final and non-appealable.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Support Agreement

On August 13, 2017, concurrently with the execution of the Merger Agreement, ALLP, WNRL, St. Paul Park Refining Co. LLC, a Delaware limited liability company (“SPP”) and Southwest entered into a support agreement (the “Support Agreement”), pursuant to which, subject to the terms and conditions therein, SPP and Southwest have agreed to deliver a written consent (the “Written Consent”), covering all of the WNRL Common Units beneficially owned by them (the “Covered Units”), approving the Merger, Merger Agreement and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement. The Written Consent will be delivered within two business days after the Registration Statement becomes effective under the Securities Act. As of August 13, 2017, SPP and Southwest collectively owned 32,018,847 WNRL Common Units, representing approximately 52.5% of the total WNRL Common Units issued and outstanding. The approval of the Merger Agreement requires the affirmative vote or consent of holders of a majority of the outstanding WNRL Common Units.

The Support Agreement also generally prohibits SPP and Southwest from transferring the Covered Units. The Support Agreement terminates upon the earliest to occur of the termination of the Merger Agreement, the time the Merger becomes effective and the written agreement of the parties to the Support Agreement to terminate the Support Agreement.

The foregoing description of the Support Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Sponsor Equity Restructuring Agreement

On August 13, 2017, concurrently with the execution of the Merger Agreement, ALLP, Andeavor, a Delaware corporation (“Andeavor”) and TLLP GP entered into a Sponsor Equity Restructuring Agreement (the “Sponsor Equity Restructuring Agreement”), pursuant to which, simultaneously with and contingent upon the closing of the Merger, the ALLP incentive distribution rights held by TLLP GP will be cancelled and the 2% general partner interest in ALLP held by TLLP GP will be converted into a non-economic general partner interest in ALLP (together, the “GP/IDR Restructuring”). In consideration for the GP/IDR Restructuring, ALLP will issue to TLLP GP 78,000,000 ALLP Common Units. Andeavor will also indemnify ALLP with respect to certain environmental and right-of-way liabilities associated with the assets owned by WNRL as of the closing of the transactions contemplated by the Merger Agreement.

Subject to the terms and conditions set forth in the Sponsor Equity Restructuring Agreement, simultaneously with the closing of the Merger, TLLP GP will amend and restate the First Amended and Restated Agreement of Limited Partnership of ALLP, dated as of April 26, 2011, as amended (as amended and restated, the “Second A&R ALLP LP Agreement”) to reflect the GP/IDR Restructuring. The Second A&R ALLP LP Agreement will also reflect Andeavor’s agreement to increase existing waivers on distributions to Andeavor and its affiliates by $60 million to an aggregate of $160 million of distribution waivers between 2017 and 2019, consisting of $50 million in distribution waivers in 2017, $60 million in distribution waivers in 2018 and $50 million of distribution waivers in 2019. The execution and delivery of the Second A&R ALLP LP Agreement is one of the conditions to the closing of the Merger.

Pursuant to the Merger Agreement, from the date of the Merger Agreement until the effective time of the Merger, the ALLP Parties have agreed not to, without the written consent of the WNRL Parties (which consent will not be unreasonably withheld, delayed or conditioned), modify or amend in any material respect, or terminate, the Sponsor Equity Restructuring Agreement or waive any rights thereunder.

The foregoing description of the Sponsor Equity Restructuring Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated by reference herein.

The Merger Agreement, Support Agreement and Sponsor Equity Restructuring Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about Andeavor, ALLP, TLLP GP, WNRL, WNRL GP or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about Andeavor, ALLP or WNRL included in their public reports filed with the Securities and Exchange Commission (the “SEC”). The representations, warranties and covenants contained in the Merger Agreement, the Support Agreement and the Sponsor Equity Restructuring Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the respective parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Support Agreement and the Sponsor Equity Support Agreement, which subsequent information may or may not be fully reflected in Andeavor’s, ALLP’s or WNRL’s respective public disclosures.
Item 7.01    Regulation FD Disclosure

On August 14, 2017, Andeavor, ALLP and WNRL issued a joint press release and an investor presentation announcing the execution of the Merger Agreement and Sponsor Equity Restructuring Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including the press release and the investor presentation, will not be incorporated by reference into any registration statement filed by Andeavor under the Securities Act, unless specifically identified therein as being incorporated by reference.
FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed acquisition by ALLP of WNRL, synergies and the shareholder value to result from the combined company, and the proposed buy-in of ALLP’s incentive distribution rights by Andeavor in exchange for common units of ALLP. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, the risk that the proposed transactions do not occur, expected timing and likelihood of completion of the proposed transactions, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed acquisition that could reduce anticipated benefits or cause the parties to abandon the transactions, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could cause the parties to abandon the transactions, risks related to disruption of management time from ongoing business operations due to the proposed transactions, the risk that any announcements relating to the proposed transactions could have adverse effects on the market price of ALLP’s common units, WNRL’s common units or Andeavor’s common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of ALLP, WNRL and Andeavor to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, the risk that the combined company may not buy back shares, the risk of the amount of any future dividend ALLP may pay, and other factors. All such factors are difficult to predict and are beyond ALLP’s, WNRL’s or Andeavor’s control, including those detailed in ALLP’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://andeavorlogistics.com/ and on the SEC’s website at http://www.sec.gov, those detailed in WNRL’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on WNRL’s website at http://www.wnrl.com and on the SEC website at http://www.sec.gov or those detailed in Andeavor’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Andeavor’s website at http://www.andeavor.com and on the SEC website at http://www.sec.gov. ALLP’s, WNRL’s and Andeavor’s forward-looking statements are based on assumptions that ALLP, WNRL and Andeavor believe to be reasonable but that may not prove to be accurate. ALLP, WNRL and Andeavor undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

No Offer or Solicitation:

This communication relates to a proposed business combination between WNRL and ALLP and a proposed transaction between ALLP and Andeavor. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It:

In connection with the proposed transactions, ALLP and WNRL intend to file a registration statement on Form S-4, containing a consent statement/prospectus (the “S-4”) with the SEC. This communication is not a substitute for the registration statement, definitive consent statement/prospectus or any other documents that ALLP, WNRL or Andeavor may file with the SEC or send to stockholders in connection with the proposed transaction. UNITHOLDERS OF ALLP AND WNRL AND SHAREHOLDERS OF ANDEAVOR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S-4 AND THE DEFINITIVE CONSENT STATEMENT/PROSPECTUS INCLUDED THEREIN IF AND WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, investors and security holders will be able to obtain copies of these documents, including the consent statement/prospectus, and any other documents that may be filed with the SEC with respect to the proposed transactions free of charge at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by ALLP will be made available free of charge on ALLP’s website at http://andeavorlogistics.com or by contacting ALLP’s Investor Relations Department by phone at (210) 626-7202. Copies of documents filed with the SEC by WNRL will be made available free of charge on WNRL’s website at http://www.wnrl.com or by contacting WNRL’s Investor Relations Department by phone at (210) 626-7202. Copies of documents filed with the SEC by Andeavor will be made available free of charge on Andeavor’s website at http://www.andeavor.com or by contacting Andeavor’s Investor Relations Department by phone at (210) 626-7202.
Participants in the Solicitation Relating to the Merger:

ALLP, WNRL, Andeavor and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of consent from the unitholders of WNRL in connection with the proposed transaction. Information about the directors and executive officers of the general partner of ALLP is set forth in ALLP’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 21, 2017. Information about the directors and executive officers of the general partner of WNRL is set forth in WNRL’s Annual

Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 1, 2017. Information about the executive officers of Andeavor is set forth in Andeavor’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 21, 2017. Information about the directors of Andeavor is set forth in Andeavor’s Definitive Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2017. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of August 13, 2017, by and among Andeavor Logistics, LP, Tesoro Logistics GP, LLC, Western Refining Logistics, LP, Western Refining Logistics GP, LLC, WNRL Merger Sub LLC and WNRL GP Merger Sub LLC.

10.1	Support Agreement, dated as of August 13, 2017, by and among Andeavor Logistics LP, Western Refining Logistics, LP, St. Paul Park Refining Co. LLC and Western Refining Southwest, Inc.
10.2	Sponsor Equity Restructuring Agreement, dated as of August 13, 2017 between Andeavor, Andeavor Logistics LP, and Tesoro Logistics GP, LLC.
99.1	Joint Press Release of Andeavor, Andeavor Logistics LP and Western Refining Logistics, LP, dated as of August 14, 2017.
99.2	Joint Investor Presentation of Andeavor, Andeavor Logistics LP and Western Refining Logistics, LP, dated as of August 14, 2017.

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2017

ANDEAVOR

By:	/s/ STEVEN M. STERIN
Steven M. Sterin Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of August 13, 2017, by and among Andeavor Logistics, LP, Tesoro Logistics GP, LLC, Western Refining Logistics, LP, Western Refining Logistics GP, LLC, WNRL Merger Sub LLC and WNRL GP Merger Sub LLC.

10.1	Support Agreement, dated as of August 13, 2017, by and among Andeavor Logistics LP, Western Refining Logistics, LP, St. Paul Park Refining Co. LLC and Western Refining Southwest, Inc.
10.2	Sponsor Equity Restructuring Agreement, dated as of August 13, 2017 between Andeavor, Andeavor Logistics LP, and Tesoro Logistics GP, LLC.
99.1	Joint Press Release of Andeavor, Andeavor Logistics LP and Western Refining Logistics, LP, dated as of August 14, 2017.
99.2	Joint Investor Presentation of Andeavor, Andeavor Logistics LP and Western Refining Logistics, LP, dated as of August 14, 2017.
*Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC on request.